UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

____________________________________

BROADWIND, INC.

(Exact name of registrant as specified in its charter)

______________________________

Delaware                                    001-34278                           88-0409160
(State or Other Jurisdiction                    (Commission                           (I.R.S. Employer
of Incorporation)                   File Number)                   Identification No.)

3240 South Central Avenue
Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

(708) 780-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Items.

On September 10, 2025, Broadwind, Inc. (the “Company”), issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that its Board of Directors (the “Board”) approved a program to repurchase up to $3 million in aggregate value of shares of the Company’s outstanding common stock (the “Stock Repurchase Program”). Under the Stock Repurchase Program, the Company intends to repurchase shares through open market purchases at prevailing market prices or in negotiated transactions off the market or as otherwise determined by Company management, all in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company cannot predict when or if it will repurchase any shares of its outstanding common stock, as its use of the Stock Repurchase Program will depend on a number of factors, including price, general business and market conditions, and alternative investment opportunities. The Stock Repurchase Program may be modified, suspended, or terminated at any time at the discretion of the Board. Information regarding share repurchases will be available in the Company’s future periodic reports on Forms 10-Q and 10-K filed with the SEC as required by the applicable rules of the Exchange Act.

This report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant the Stock Repurchase Program. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of exchange-traded securities, including securities listed on the NASDAQ; and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company does not undertake to update any forward-looking statements or information, including those contained in this report.

Item 9.01 Financial Statements and Exhibits.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

‐‐‐‐‐‐‐‐‐‐‐‐Exhibit No.	Description
99.1	Press Release of the Company dated September 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

By: /s/ Eric B. Blashford
Eric B. Blashford
President and Chief Executive Officer
(Principal Executive Officer)
Date: September 10, 2025